UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2018

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 1, 2018, McEwen Mining Inc. (the “Company”) announced the appointment of Chris Stewart, P. Eng, as its President and Chief Operating Officer (“COO”).  The appointment will be effective September 1, 2018.

Mr. Stewart, age 48, served most recently as the President and Chief Executive Officer of Treasury Metals Inc., an Ontario corporation with securities traded on the Toronto Stock Exchange (“TSX”), a position he occupied from December 2016 until July 2018. Treasury Metals is an exploration-stage entity with a focus in Ontario, Canada. From May 2014 until September 2016, Mr. Stewart served as the Vice President of Operations for Kirkland Lake Gold Ltd., an Ontario corporation with securities traded on the New York Stock Exchange (“NYSE”), the TSX and the Australian Securities Exchange.  Kirkland Lake Gold is a mid-tier gold producer with mines in Canada and Australia where Mr. Stewart was responsible for all mining and milling activities. From March 2008 until March 2009, Mr. Stewart served as the Vice President of Operations for Lake Shore Gold Corp., an Ontario corporation with securities formerly traded on the NYSE MKT and TSX. Lake Shore, with mines in the Timmins area of Ontario, merged with Tahoe Resources Corp. in April 2016.  Prior to his work with these and other mining companies, Mr. Stewart spent 14 years with Dynatec International, which subsequently became Dynatec Corporation and eventually, DMC Mining Services. Dynatec was a Canadian mining contractor.  Mr. Stewart is a registered Professional Engineer in Ontario and holds a Bachelor of Science, Mining Engineering, from Queen’s University in Kingston, Ontario.

The complete terms of Mr. Stewart’s employment have not been finalized as of the date of filing this report.  The Company will amend this report to describe those terms when they are finalized.

Item 7.01              Regulation FD Disclosure.

On August 1, 2018, the Company issued a press release announcing the appointment of Mr. Stewart as President and COO.  A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01              Financial Statements and Exhibits.

(d)                                                         Exhibits. The following exhibits are furnished with this report:

99.1                        Press release dated August 1, 2018

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: August 1, 2018	By:	/s/ Carmen Diges
Carmen Diges, General Counsel